Exhibit F-3
ITEM 8. SERVICE, SALES AND CONSTRUCTION CONTRACTS:
Part I.

Total Amount
	Associate Company	Associate Company	Billed
Type of Services Rendered	Rendering Services	Receiving Services	(In Thousands $)
Community Service Support	ATSI	FECO	***
Support Various IT Projects	ATSI	FECO	***
Preventive and Corrective Maintenance Services	CEI	ATSI	***
Substation Services	CEI	ATSI	***
Warehousing and Store Services	CEI	ATSI	***
Engineering Support	CEI	FECO	***
T&D Skills Training	CEI	FECO	***
Transportation and Facility Services	CEI	FECO	***
Regional Support Services	CEI	FENOC	***
Warehousing and Store Services	CEI	FENOC	***
Regional Support Services	CEI	GenCo	***
Substation Services	CEI	GenCo	***
Warehousing and Store Services	CEI	GenCo	***
Major and Small Storm Support	CEI	JCP&L	***
Preventive and Corrective Maintenance Services	CEI	JCP&L	***
Regional Support Services	CEI	JCP&L	***
Preventive and Corrective Maintenance Services	CEI	Met-Ed	***
Regional Support Services	CEI	Met-Ed	***
Major and Small Storm Support	CEI	OE	***
Preventive and Corrective Maintenance Services	CEI	OE	***
Regional Support Services	CEI	OE	***
Major and Small Storm Support	CEI	Penelec	***
Preventive and Corrective Maintenance Services	CEI	Penelec	***
Regional Support Services	CEI	Penelec	***
Preventive and Corrective Maintenance Services	CEI	Penn	***
Regional Support Services	CEI	Penn	***
Preventive and Corrective Maintenance Services	CEI	TE	***
Regional Support Services	CEI	TE	***
Beta Laboratory Support	FENOC	ATSI	***
Plant Operation and Maintenance Services	FENOC	CEI	***
Beta Laboratory Support	FENOC	FES	***

Exhibit F-3
ITEM 8. SERVICE, SALES AND CONSTRUCTION CONTRACTS: (Continued)
Part I. (Continued)

Total Amount
	Associate Company	Associate Company	Billed
Type of Services Rendered	Rendering Services	Receiving Services	(In Thousands $)
Beta Laboratory Support	FENOC	GenCo	***
Saxton Nuclear Facility Support	FENOC	GPUN	***
Beta Laboratory Support	FENOC	JCP&L	***
Beta Laboratory Support	FENOC	Met-Ed	***
Plant Operation and Maintenance Services	FENOC	OE	***
Beta Laboratory Support	FENOC	Penelec	***
Plant Operation and Maintenance Services	FENOC	Penn	***
Plant Operation and Maintenance Services	FENOC	TE	***
Energy Consulting Services	FES	Centerior Energy Services, Inc.	***
Marketing Administrative Services	FES	FECO	***
Provide Accounting Support	FES	FECO	***
Support Various IT Projects	FES	FECO	***
Energy Consulting Services	FES	FEFSG	***
General and Administrative Services	FES	FEFSG	***
Marketing Administrative Services	FES	FENOC	***
Commodity Supply Planning Services	FES	GenCo	***
Energy Consulting Services	FES	GenCo	***
Commodity Supply Planning Services	FES	JCP&L	***
Environmental Services	GenCo	ATSI	***
Maintenance Services	GenCo	ATSI	***
Plant Operation and Maintenance Services	GenCo	CEI	***
Community Service Support	GenCo	FECO	***
Human Resources Support	GenCo	FECO	***
Provide Accounting Support	GenCo	FECO	***
Support Various IT Projects	GenCo	FECO	***
Environmental Services	GenCo	FENOC	***
Environmental Services	GenCo	JCP&L	***
Plant Operation and Maintenance Services	GenCo	JCP&L	***
Environmental Services	GenCo	Met-Ed	***
Environmental Services	GenCo	OE	***
Plant Operation and Maintenance Services	GenCo	OE	***
Environmental Services	GenCo	Penelec	***

Exhibit F-3
ITEM 8. SERVICE, SALES AND CONSTRUCTION CONTRACTS: (Continued)
Part I. (Continued)

Total Amount
	Associate Company	Associate Company	Billed
Type of Services Rendered	Rendering Services	Receiving Services	(In Thousands $)
Environmental Services	GenCo	Penn	***
Plant Operation and Maintenance Services	GenCo	Penn	***
Environmental Services	GenCo	TE	***
Plant Operation and Maintenance Services	GenCo	TE	***
Plant Operation and Maintenance Services	GenCo	York Haven Power Company	***
Saxton & TMI-2 Support	GPUN	JCP&L	***
Saxton & TMI-2 Support	GPUN	Met-Ed	***
Saxton & TMI-2 Support	GPUN	Penelec	***
Various Distribution Projects	Harlan Electric Company	CEI	***
Various Distribution Projects	Harlan Electric Company	FirstEnergy Telecom Services, Inc.	***
Various Distribution Projects	Harlan Electric Company	JCP&L	***
Various Distribution Projects	Harlan Electric Company	OE	***
Various Distribution Projects	Harlan Electric Company	Penelec	***
Various Distribution Projects	Harlan Electric Company	Penn	***
Major and Small Storm Support	JCP&L	CEI	***
Preventive and Corrective Maintenance Services	JCP&L	CEI	***
Regional Support Services	JCP&L	CEI	***
Remittance Processing and Transportation Support	JCP&L	FECO	***
Support Various IT Projects	JCP&L	FECO	***
T&D Skills Training	JCP&L	FECO	***
Regional Support Services	JCP&L	GenCo	***
Major and Small Storm Support	JCP&L	Met-Ed	***
Preventive and Corrective Maintenance Services	JCP&L	Met-Ed	***
Regional Support Services	JCP&L	Met-Ed	***
Major and Small Storm Support	JCP&L	OE	***
Preventive and Corrective Maintenance Services	JCP&L	OE	***
Regional Support Services	JCP&L	OE	***
Preventive and Corrective Maintenance Services	JCP&L	Penelec	***
Regional Support Services	JCP&L	Penelec	***
Major and Small Storm Support	JCP&L	Penn	***
Preventive and Corrective Maintenance Services	JCP&L	Penn	***
Preventive and Corrective Maintenance Services	JCP&L	TE	***

Exhibit F-3
ITEM 8. SERVICE, SALES AND CONSTRUCTION CONTRACTS: (Continued)
Part I. (Continued)

Total Amount
	Associate Company	Associate Company	Billed
Type of Services Rendered	Rendering Services	Receiving Services	(In Thousands $)
Preventive and Corrective Maintenance Services	Met-ED	CEI	***
Support Various IT Projects	Met-ED	FECO	***
T&D Skills Training	Met-ED	FECO	***
Transportation and Facility Services	Met-ED	FECO	***
Preventive and Corrective Maintenance Services	Met-ED	FirstEnergy Telecom Services, Inc.	***
Regional Support Services	Met-ED	GenCo	***
Preventive and Corrective Maintenance Services	Met-ED	JCP&L	***
Regional Support Services	Met-ED	JCP&L	***
Major and Small Storm Support	Met-ED	OE	***
Preventive and Corrective Maintenance Services	Met-ED	OE	***
Regional Support Services	Met-ED	OE	***
Major and Small Storm Support	Met-ED	Penelec	***
Preventive and Corrective Maintenance Services	Met-ED	Penelec	***
Regional Support Services	Met-ED	Penelec	***
Major and Small Storm Support	Met-ED	Penn	***
Preventive and Corrective Maintenance Services	Met-ED	Penn	***
Preventive and Corrective Maintenance Services	Met-ED	TE	***
Major and Small Storm Support	OE	ATSI	***
Preventive and Corrective Maintenance Services	OE	ATSI	***
Substation Services	OE	ATSI	***
Warehousing and Store Services	OE	ATSI	***
Major and Small Storm Support	OE	CEI	***
Meter Testing Services	OE	CEI	***
Preventive and Corrective Maintenance Services	OE	CEI	***
Regional Support Services	OE	CEI	***
Transportation and Garage Services	OE	CEI	***
Warehousing and Store Services	OE	CEI	***
Regional Support Services	OE	FECO	***
Support Various IT Projects	OE	FECO	***
T&D Skills Training	OE	FECO	***
Transportation and Facility Services	OE	FECO	***
Warehousing and Store Services	OE	FENOC	***

Exhibit F-3
ITEM 8. SERVICE, SALES AND CONSTRUCTION CONTRACTS: (Continued)
Part I. (Continued)

Total Amount
	Associate Company	Associate Company	Billed
Type of Services Rendered	Rendering Services	Receiving Services	(In Thousands $)
Preventive and Corrective Maintenance Services	OE	FirstEnergy Telecom Services, Inc.	***
Preventive and Corrective Maintenance Services	OE	GenCo	***
Regional Support Services	OE	GenCo	***
Warehousing and Store Services	OE	GenCo	***
Major and Small Storm Support	OE	JCP&L	***
Preventive and Corrective Maintenance Services	OE	JCP&L	***
Regional Support Services	OE	JCP&L	***
Major and Small Storm Support	OE	Met-Ed	***
Preventive and Corrective Maintenance Services	OE	Met-Ed	***
Regional Support Services	OE	Met-Ed	***
Major and Small Storm Support	OE	Penelec	***
Preventive and Corrective Maintenance Services	OE	Penelec	***
Regional Support Services	OE	Penelec	***
Major and Small Storm Support	OE	Penn	***
Meter Testing Services	OE	Penn	***
Preventive and Corrective Maintenance Services	OE	Penn	***
Regional Support Services	OE	Penn	***
Transportation and Garage Services	OE	Penn	***
Warehousing and Store Services	OE	Penn	***
Major and Small Storm Support	OE	TE	***
Meter Testing Services	OE	TE	***
Preventive and Corrective Maintenance Services	OE	TE	***
Regional Support Services	OE	TE	***
Transportation and Garage Services	OE	TE	***
Major and Small Storm Support	Penelec	CEI	***
Preventive and Corrective Maintenance Services	Penelec	CEI	***
Community Service Support	Penelec	FECO	***
Human Resources Support	Penelec	FECO	***
Regional Support Services	Penelec	FECO	***
Revenue Operation and Customer Accounting Support	Penelec	FECO	***
Support Various IT Projects	Penelec	FECO	***
T&D Skills Training	Penelec	FECO	***

Exhibit F-3
ITEM 8. SERVICE, SALES AND CONSTRUCTION CONTRACTS: (Continued)
Part I. (Continued)

Total Amount
	Associate Company	Associate Company	Billed
Type of Services Rendered	Rendering Services	Receiving Services	(In Thousands $)
Saxton Nuclear Facility Support	Penelec	FENOC	***
Warehousing and Store Services	Penelec	FirstEnergy Telecom Services, Inc.	***
Major and Small Storm Support	Penelec	JCP&L	***
Preventive and Corrective Maintenance Services	Penelec	JCP&L	***
Regional Support Services	Penelec	JCP&L	***
Major and Small Storm Support	Penelec	Met-Ed	***
Preventive and Corrective Maintenance Services	Penelec	Met-Ed	***
Regional Support Services	Penelec	Met-Ed	***
Major and Small Storm Support	Penelec	OE	***
Preventive and Corrective Maintenance Services	Penelec	OE	***
Regional Support Services	Penelec	OE	***
Major and Small Storm Support	Penelec	Penn	***
Preventive and Corrective Maintenance Services	Penelec	Penn	***
Preventive and Corrective Maintenance Services	Penelec	TE	***
Regional Support Services	Penelec	TE	***
Preventive and Corrective Maintenance Services	Penn	ATSI	***
Substation Services	Penn	ATSI	***
Transmission Line Services	Penn	ATSI	***
Transportation and Garage Services	Penn	ATSI	***
Major and Small Storm Support	Penn	CEI	***
Preventive and Corrective Maintenance Services	Penn	CEI	***
Regional Support Services	Penn	CEI	***
Warehousing and Store Services	Penn	CEI	***
Engineering Support	Penn	FECO	***
Support Various IT Projects	Penn	FECO	***
Substation Services	Penn	FENOC	***
Transportation and Garage Services	Penn	FENOC	***
Substation Services	Penn	GenCo	***
Transportation and Garage Services	Penn	GenCo	***
Preventive and Corrective Maintenance Services	Penn	JCP&L	***
Regional Support Services	Penn	JCP&L	***
Major and Small Storm Support	Penn	Met-Ed	***

Exhibit F-3
ITEM 8. SERVICE, SALES AND CONSTRUCTION CONTRACTS: (Continued)
Part I. (Continued)

Total Amount
	Associate Company	Associate Company	Billed
Type of Services Rendered	Rendering Services	Receiving Services	(In Thousands $)
Regional Support Services	Penn	Met-Ed	***
Major and Small Storm Support	Penn	OE	***
Preventive and Corrective Maintenance Services	Penn	OE	***
Regional Support Services	Penn	OE	***
Preventive and Corrective Maintenance Services	Penn	Penelec	***
Preventive and Corrective Maintenance Services	Penn	TE	***
Major and Small Storm Support	TE	ATSI	***
Preventive and Corrective Maintenance Services	TE	ATSI	***
Regional Support Services	TE	ATSI	***
Substation Services	TE	ATSI	***
Major and Small Storm Support	TE	CEI	***
Preventive and Corrective Maintenance Services	TE	CEI	***
Outage Support	TE	FENOC	***
Preventive and Corrective Maintenance Services	TE	FENOC	***
Warehousing and Store Services	TE	FENOC	***
Warehousing and Store Services	TE	GenCo	***
Major and Small Storm Support	TE	JCP&L	***
Preventive and Corrective Maintenance Services	TE	JCP&L	***
Regional Support Services	TE	JCP&L	***
Preventive and Corrective Maintenance Services	TE	Met-Ed	***
Regional Support Services	TE	Met-Ed	***
Dispatching Services	TE	OE	***
Major and Small Storm Support	TE	OE	***
Preventive and Corrective Maintenance Services	TE	OE	***
Regional Support Services	TE	OE	***
Warehousing and Store Services	TE	OE	***
Major and Small Storm Support	TE	Penelec	***
Preventive and Corrective Maintenance Services	TE	Penelec	***
Major and Small Storm Support	TE	Penn	***
Preventive and Corrective Maintenance Services	TE	Penn	***

*** Filed pursuant to request for confidential treatment.

Exhibit F-3
ITEM 8. SERVICE, SALES AND CONSTRUCTION CONTRACTS: (Continued)
Part I. (Continued)

A Utility-to-Utility Service Agreement approved under the June 30, 2003 order, between and among OE, CEI, TE and Penn covering various affiliate transactions in goods and services remains in effect at year-end.

A Mutual Assistance agreement, approved by the Pennsylvania Public Utility Commission by order dated December 15, 1993, between and among Met-Ed, Penelec, JCP&L, and GPUN covering various affiliate transactions in goods and services remains in effect at year-end.

Services provided by MYR and its subsidiaries to other system companies are performed pursuant to written and oral contracts.